UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): August 15, 2003


                         WINTRUST FINANCIAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                         Commission File Number 0-21923


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
                       Illinois                                                          36-3873352
-------------------------------------------------------                -----------------------------------------------
    (State or other Jurisdiction of Incorporation)                          (I.R.S. Employer Identification No.)
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                               727 North Bank Lane
                           Lake Forest, Illinois 60045
            -------------------------------------------------------
                    (Address of Principal Executive Offices)



                                 (847) 615-4096
     ----------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


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ITEM 9.  REGULATION FD DISCLOSURE.

         In July 2003, Wintrust Financial Corporation (the "Company") issued its letter to shareholders related to its second quarter 2003. A copy of the letter is attached hereto as Exhibit 99.1, and incorporated herein by reference. On July 17, 2003, the Company announced its earnings results for the second quarter of 2003. The Company's press release relating to this announcement, which was previously filed, is also attached as part of the letter to shareholders.

         Note: the information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                         WINTRUST FINANCIAL CORPORATION
                                  (Registrant)




Date:  August 15, 2003                 /s/ David L. Stoehr
                                       -----------------------------------------
                                                  Executive Vice President &
                                                   Chief Financial Officer


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                                INDEX TO EXHIBITS
                                -----------------

Exhibit
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99.1     Letter to Shareholders, including earnings release dated July 17, 2003.


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